SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 12, 2008


                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------

               (Exact Name of Registrant as specified in charter)

   Delaware                         0-16936                     33-0123045
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(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)              File Number)             Identification No.)


        200 Ludlow Drive, Ewing, New Jersey                      08638
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    (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code:   609/ 818-0700


                                 not applicable
                                 --------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On February 12, 2008, the Company entered into a Stock and Warrant Purchase Agreement with The Quercus Trust pursuant to which the Company issued 20,000 shares of its Series F Convertible Preferred Stock at a price of $1,782.00 per share, and warrants to purchase twenty nine million shares of the Company's common stock, at an exercise price of $1.815 per share. The Series F Convertible Preferred Stock has the designations, preferences and rights set forth in the Certificate of Designation filed with the Secretary of State for the State of Delaware on February 19, 2008 (the "CERTIFICATE OF DESIGNATION"). Pursuant to the Certificate of Designation, The Quercus Trust has the right to one vote for each share of the Company's common stock into which the Series F Convertible Preferred Stock is convertible.

     The foregoing descriptions of the Stock and Warrant Purchase Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the Stock and Warrant Purchase Agreement which is attached hereto as Exhibit 10.1, and the Certificate of Designation which is attached hereto as Exhibit 4.1, each of which is incorporated herein by reference.


ITEM 8.01   OTHER EVENTS

     On February 13, 2008, the Company issued a press release announcing its entry into the Stock and Warrant Purchase Agreement with the Quercus Trust. The press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.          Description
 4.1 Certificate of Designation of the Series F Convertible Preferred Stock of WorldWater & Solar Technologies Corp.
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10.1          Stock and Warrant Purchase Agreement by and among The Quercus
              Trust and WorldWater & Solar Technologies Corp.
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99.1          Press Release, dated February 13, 2008, issued by WorldWater and
              Solar Technologies Corp.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WorldWater & Solar Technologies Corp.

                                 By:      /s/ Quentin T. Kelly
                                       -----------------------------------
                                        Name:  Quentin T. Kelly
                                        Title: Chief Executive Officer

Dated:  February 19, 2008


______________________________________________________________________________


                                 EXHIBIT INDEX


Exhibit No.          Description
 4.1 Certificate of Designation of the Series F Convertible Preferred Stock of WorldWater & Solar Technologies Corp.
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10.1          Stock and Warrant Purchase Agreement by and among The Quercus
              Trust and WorldWater & Solar Technologies Corp.
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99.1          Press Release, dated February 13, 2008, issued by WorldWater and
              Solar Technologies Corp.